CONSENT OF VANDERKAM & SANDERS


We hereby consent to the use of our name under the heading "Leagal Matters" in the Prospectus constituting a part of Pre-Effective Amendment No. 3 to the Form S-3 Registration Statement (File No. 333-28485) of IDM Environmental Corp.


                                              VANDERKAM & SANDERS


                                             /s/ Vanderkam & Sanders
                                             -----------------------------------


Houston, Texas
November 21, 1997